UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 22, 2007

NeoPharm, Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-90516	51-0327886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Lakeside Drive, Waukegan, IL	60085
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code)  (847) 887-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c)).

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           As previously reported by the Company, Dr. Jeffrey W. Sherman, Executive Vice President-Chief Medical Officer, will be leaving the Company.  The Company and Dr. Sherman have now entered into a Separation Agreement and Mutual Release dated May 24, 2007, (the “Agreement”), providing for Dr. Sherman’s termination to take effect June 18, 2007.  Pursuant to the terms of the Agreement, NeoPharm will pay Dr. Sherman salary continuance for six months during the period June 18, 2007 through December 18, 2007, at the rate of $22,917 per month, and reimbursement for unused vacation time and for COBRA coverage for the period June 18, 2007 through August 18, 2007.  In addition, the parties have mutually released each other from all claims.

A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein. This summary is qualified in its entirety by the terms of the Agreement.

Item 8.01.                                          Other Events

The 2007 Annual Meeting of the Stockholders of NeoPharm, Inc. (the “Company”) will be held on Thursday, August 16, 2007.  This meeting date is more than 30 days after the date of last year’s annual meeting.  Stockholders of record at the close of business on June 28, 2007, the Record Date, will be entitled to notice of, and to vote at, the 2007 Annual Meeting and any postponements or adjournments thereof.

If a Stockholder desires to have a proposal considered for presentation at the 2007 Annual Meeting of the Stockholders, or wishes to nominate an individual for election as a director at the 2007 Annual Meeting of the Stockholders, then, in accordance with the Advance Notice Procedures of the Company’s by-laws, the proposal or notice must be delivered in writing to the Secretary of the Company no later than June 8, 2007, and must comply with the other requirements of the Company’s by-laws and of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934.  If the proposal or notice is not received by such date, it will be considered untimely, and the Company will have discretionary voting authority under proxies solicited for the 2007 Annual Meeting of Stockholders with respect to such proposal if presented at the meeting.

Proposals and notices should be directed to the attention of the Secretary, NeoPharm, Inc., 1850 Lakeside Drive, Waukegan, Illinois 60085.

Item 9.01.                                          Financial Statements and Exhibits

Exhibit 10.1                               Separation Agreement and Mutual Release dated May 24, 2007 by and between NeoPharm, Inc. and Dr. Jeffrey W. Sherman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOPHARM, INC.

By:	/s/ Laurence P. Birch
Laurence P. Birch,
President and Chief Executive Officer

Dated:  May 29, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit Table

10.1	Separation Agreement and Mutual Release dated May 24, 2007, by and between NeoPharm, Inc. and Dr. Jeffrey W. Sherman.